REGISTRATION RIGHTS AGREEMENT



                            Dated September 28, 2005



                                      among



                               GSC HOLDINGS CORP.
                                 GAMESTOP, INC.


           The Initial Guarantors listed on the Signature Pages hereto


                                       and



                          CITIGROUP GLOBAL MARKETS INC.
                         BANC OF AMERICA SECURITIES LLC
                          MERRILL LYNCH, PIERCE, FENNER
                              & SMITH INCORPORATED

                $300,000,000 Senior Floating Rate Notes Due 2011
                     $650,000,000 8.0% Senior Notes Due 2012

                          REGISTRATION RIGHTS AGREEMENT

                                                        September 28, 2005

CITIGROUP GLOBAL MARKETS INC.
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
    SMITH INCORPORATED
  As Initial Purchasers
c/o Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

     GSC HOLDINGS CORP., a Delaware corporation (the "Company"), and GAMESTOP, INC., a Minnesota corporation ("GameStop", and together with the Company, the "Note Issuers"), propose to issue and sell to certain purchasers (the "Initial Purchasers"), for whom Citigroup Global Markets Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives, (i) $300,000,000 aggregate principal amount of their Senior Floating Rate Notes due 2011 (the "Senior Floating Rate Notes") and (ii) $650,000,000 aggregate principal amount of their 8.0% Senior Notes due 2012 (the "Senior Notes," and, together with the Senior Floating Rate Notes, the "Notes") upon the terms set forth in the Purchase Agreement among the Note Issuers, the guarantors listed on Schedule I-A thereto (the "Initial Guarantors") and the Initial Purchasers named in Schedule II thereto, dated September 21, 2005 (the "Purchase Agreement"), relating to the initial placement (the "Initial Placement") of the Notes.

     As of the date hereof, the Note Issuers' obligations under the Notes will be guaranteed (the "Initial Guarantees") by the Initial Guarantors. Concurrently with the consummation of the Mergers, (i) the EB Guarantors shall enter into the Joinder Agreement pursuant to which each of the EB Guarantors will observe and perform all of the rights, obligations and liabilities of a Guarantor as provided in this Agreement and (ii) the Note Issuers' obligations under the Notes will be guaranteed (the "EB Guarantees") by the EB Guarantors and the Initial Guarantors. The Note Issuers and the Guarantors are collectively referred to as the "Issuers." References herein to the "Securities" refer to the Notes and the Guarantees, collectively. References herein to the "Guarantors" refer to (a) prior to the effectiveness of the Joinder Agreement, the Initial Guarantors and (b) thereafter, the Initial Guarantors and the EB Guarantors, collectively. References herein to the "Guarantees" refer to (a) prior to the effectiveness of the Joinder Agreement, the Initial Guarantees and (b) thereafter, the Initial Guarantees and the EB Guarantees, collectively. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Issuers agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each, a "Holder" and, collectively, the "Holders"), as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" shall have the meaning specified in Rule 405 under the Act and the term "controlling" shall have a meaning correlative thereto.

          "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

          "Business Day" shall mean a day other than a Saturday, a Sunday or a legal holiday or day on which banking institutions or trust companies are authorized or required by law to close in New York City.

          "Closing Date" shall mean the date of the first issuance of the Securities.

          "Commission" shall mean the Securities and Exchange Commission.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Deferral Period" shall have the meaning set forth in Section 4(k)(ii) hereof.

          "EB Guarantees" shall have the meaning set forth in the preamble hereto.

          "EB Guarantors" shall have the meaning set forth in the preamble hereto.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer" shall mean the exchange offer by the Issuers of Securities for Registrable Securities pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Period" shall mean the period of 90 days following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" shall mean a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Securities" shall mean debt securities of the Issuers and Guarantees by the Guarantors, in each case identical in all material respects to the Securities (except that the transfer restrictions and liquidated damages provisions will be eliminated, as appropriate) to be issued under the Indenture.

          "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for Exchange Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer) for Exchange Securities.

          "Final Memorandum" shall mean the offering memorandum, dated September 21, 2005, relating to the Securities, including any and all supplements or exhibits thereto and any information incorporated by reference therein as of such date.

          "GameStop" shall have the meaning set forth in the preamble hereto.

          "Guarantee" shall have the meaning set forth in the preamble hereto.

          "Guarantors" shall have the meaning set forth in the preamble hereto.

          "Holder" shall have the meaning set forth in the preamble hereto.

          "Indenture" shall mean that certain Indenture relating to the Securities, dated as of September 28, 2005, among the Issuers, the Guarantors and Citibank N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Guarantees" shall have the meaning set forth in the preamble hereto.

          "Initial Guarantors" shall have the meaning set forth in the preamble hereto.

          "Initial Placement" shall have the meaning set forth in the preamble hereto.

          "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

          "Issuers" shall have the meaning set forth in the preamble hereto.

          "Liquidated Damages" shall have the meaning set forth in Section 8 hereof.

          "Losses" shall have the meaning set forth in Section 6(d) hereof.

          "Majority Holders" shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities and Exchange Securities registered under a Registration Statement.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers who administer an underwritten offering, if any, under a Registration Statement.

          "Note Issuers" shall have the meaning set forth in the preamble hereto.

          "Notes" shall have the meaning set forth in the preamble hereto.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

          "Registered Exchange Offer" shall mean the proposed offer of the Issuers to issue and deliver to the Holders of Securities, which Holders are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the Exchange Securities.

          "Registrable Securities" shall mean (i) Securities other than those that have been (A) registered under a Registration Statement and disposed of in accordance therewith or (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission and (ii) any Exchange Securities the resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.

          "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Securities" shall have the meaning set forth in the preamble hereto.

          "Senior Floating Rate Notes" shall have the meaning set forth in the preamble hereto.

          "Senior Notes" shall have the meaning set forth in the preamble hereto.

          "Shelf Registration" shall mean a registration effected pursuant to
     Section 3 hereof.

          "Shelf Registration Period" shall have the meaning set forth in
     Section 3(b)(ii) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

          "underwriter" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

     2. Registered Exchange Offer.

          (a) The Issuers shall prepare and use their reasonable best efforts to file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuers shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Act within 210 days of the Closing Date. The Issuers shall use their commercially reasonable efforts to cause the Registered Exchange Offer to be completed under the Act within 270 days of the Closing Date.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (i) is not an Affiliate of the Issuers, (ii) acquires the Exchange Securities in the ordinary course of such Holder's business, (iii) has no arrangements with any person to participate in the distribution of the Exchange Securities, (iv) is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer and (v) is not an Initial Purchaser holding Securities that have the status of an unsold allotment remaining from the initial distribution of the Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Issuers shall:

               (i) mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii) keep the Registered Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;

               (iii) use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of Exchange Securities by Exchanging Dealers during the Exchange Offer Registration Period;

               (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

               (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

               (vi) If required by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13,
          1988) and Morgan Stanley & Co., Inc. (pub. avail. June 5, 1991) and
          (B) including a representation that the Issuers have not entered into any arrangement or understanding with any person to distribute the Exchange Securities to be received in the Registered Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Securities; and

               (vii) comply in all material respects with all laws applicable to the Registered Exchange Offer.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

               (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

               (ii) deliver to the Trustee for cancellation in accordance with
          Section 4(s) hereof all Securities so accepted for exchange; and

               (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of Exchange Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

          (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13,
     1988) and Morgan Stanley and Co., Inc. (pub. avail.

     June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from any Issuer or any Affiliate of any Issuer. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

               (i) any Exchange Securities received by such Holder shall be acquired in the ordinary course of business;

               (ii) such Holder shall have no arrangement or understanding with any person to participate in the distribution within the meaning of the Act of the Securities or the Exchange Securities;

               (iii) such Holder is not an Affiliate of the Issuers; and

               (iv) if such Holder is an Exchanging Dealer, then such Holder will deliver a Prospectus in connection with a sale of any Exchange Securities received by such Holder pursuant to the Registered Exchange Offer.

          (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the person purchasing Exchange Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities. The Issuers shall use their commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number and International Securities Identification Number ("ISIN") for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

     3. Shelf Registration.

          (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, (ii) for any other reason the Registered Exchange Offer is not consummated within 270 days of the Closing Date; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer; or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires Exchange Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable;" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the Issuers shall file and use their commercially reasonable efforts to cause to become and keep effective a Shelf Registration Statement in accordance with subsection (b) below.

          (b) (i) The Issuers shall as promptly as practicable use their reasonable best efforts to file with the Commission and shall use their commercially reasonable efforts to cause to be declared effective under the Act within 120 days after the obligation arises pursuant to section (a), a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to Exchange Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection (b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

               (ii) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period from the date the Shelf Registration Statement is declared effective by the Commission until the earliest of: (A) the second anniversary of the Closing Date or (B) the date upon which all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, the "Shelf Registration Period"). The Issuers shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities or Exchange Securities, as the case may be, covered thereby not being able to offer and sell such Securities or Exchange Securities, as the case may be, at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers' obligations hereunder), including the acquisition or divestiture of assets, and (y) permitted pursuant to Section 4(k)(ii) hereof.

               (iii) The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply with the applicable requirements of the Act and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

     4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

          (a) The Issuers shall:

               (i) within a reasonable time prior to the filing with the Commission of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein, notify the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) of such intended filing with the Commission and provide such parties with copies of such document and shall consider for inclusion in any such filing with the Commission such comments as the Initial Purchasers reasonably propose;

               (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

               (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508, as applicable, of Regulation S-K in the Prospectus contained in the Exchange Offer Registration Statement or Shelf Registration Statement; and

               (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

          (b) The Issuers shall use their commercially reasonable efforts to ensure that:

               (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies with the Act in all material respects; and

               (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Issuers shall advise the Initial Purchasers, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Issuers a telephone or facsimile number and address for notices, and, if requested by any Initial Purchaser or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

               (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

               (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities or Exchange Securities, as the case may be, included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and
          (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

          (d) The Issuers shall use their commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the Securities or Exchange Securities, as the case may be, therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

          (e) The Issuers shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one (1) copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including any preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one (1) conformed copy of the Exchange Offer Registration Statement and any post-effective amendments thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (h) The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendments or supplements thereto as any such person may reasonably request. The Issuers consent to the use of the Prospectus or any amendments or supplements thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

          (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the registration or qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request in writing and shall maintain such qualification in effect so long as required; provided that in no event shall the Issuers be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where they are not then so subject or to subject themselves to taxation in excess of a nominal amount in any jurisdiction where they are not otherwise so subject.

          (j) The Issuers shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing at least three (3) Business Days prior to the closing date of any sales of Exchange Securities.

          (k) (i) Upon the occurrence of any event contemplated by subsections
     (c) (ii) through (v) above, the Issuers shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchasers of the Securities included therein, the Prospectus shall not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 hereof shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) hereof to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 4(k).

               (ii) Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Issuers, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Issuers shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in
          Section 4(a)(i) hereof, or until it is advised in writing by the Issuers that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the "Deferral Period") (1) shall not exceed 60 days in any three-month period, (2) shall not exceed 90 days in any twelve-month period and (3) shall extend the number of days the Shelf Registration or any Prospectus is available by an amount equal to the Deferral Period. Any Liquidated Damages payable pursuant to Section 8(a)(iii) hereof shall cease to accrue during any Deferral Period.

          (l) Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number and ISIN for the Securities or the Exchange Securities, as the case may be, registered under such Registration Statement, and provide the Trustee with printed certificates for such Securities or Exchange Securities, in a form eligible for deposit with The Depository Trust Company.

          (m) The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement.

          (n) The Issuers may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such Securities as the Issuers may from time to time reasonably require for inclusion in such Registration Statement. The Issuers may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of any Shelf Registration Statement, upon the written request of the Majority Holders, the Issuers shall enter into customary agreements (including, if requested, one underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

          (p) In the case of any Shelf Registration Statement, the Issuers shall:

               (i) make reasonably available for inspection by a representative of the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter (each, an "Inspector"), at reasonable times and in a reasonable manner, all relevant financial and other records and pertinent corporate documents of the Issuers;

               (ii) use their commercially reasonable efforts to cause their officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by any such Inspector in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such Inspector shall first agree in writing with the Issuers that any information that is reasonably and in good faith designated by the Issuers in writing as confidential at the time of delivery of such information shall be kept confidential by such Inspector, unless (1) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries or regulatory authorities, (2) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Registration Statement or the use of any Prospectus), (3) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Inspector, or (4) such information becomes available to such Inspector from a source other than the Issuers and such source is not known, after due inquiry, by the relevant Holder to be bound by a confidentiality agreement or is not otherwise under a duty of trust to the Issuers;

               (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

               (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

               (v) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of an Issuer or of any business acquired by an Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

               (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

          (q) In the case of any Exchange Offer Registration Statement, the Issuers shall, if requested by an Initial Purchaser, or by a broker dealer that holds Securities that were acquired as a result of market making or other trading activities:

               (i) make reasonably available for inspection by the requesting party, and any attorney, accountant or other agent retained by the requesting party, all relevant financial and other records, pertinent corporate documents and properties of the Issuers;

               (ii) use their reasonable best efforts to cause the their officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations;

               (iii) make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

               (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel, addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

               (v) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of an Issuer or of any business acquired by an Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a "comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

               (vi) deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(k) hereof and with conditions customarily contained in underwriting agreements.

          (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Issuers (or to such other person as directed by the Issuers) in exchange for the Exchange Securities, the Issuers shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

          (s) The Issuers shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement.

     5. Registration Expenses. The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Cahill Gordon & Reindel llp, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, shall reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith. Each Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Securities or Exchange Securities.

     6. Indemnification and Contribution.

          (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Securities or Exchange Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and each Affiliate thereof and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers and Affiliates of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under Section 15 of the Act, Section 20 of the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees (subject to the limitations set forth in the proviso to this sentence) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the party claiming indemnification specifically for inclusion therein; provided further, the indemnity provided for in this subsection
     (a) with respect to any preliminary Prospectus shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Securities in initial resales, or any person controlling such Initial Purchaser, if (i) the Issuers had previously furnished copies of the final Prospectus on a timely basis to such Initial Purchaser, (ii) a copy of the final Prospectus (as then amended and supplemented if the Issuers shall have furnished any amendment or supplement thereto) was not sent or given to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and (iii) if the final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless, in either case, such failure to deliver the final Prospectus was a result of non-compliance by the Issuers with the provisions of Section 4 hereof. This indemnity agreement shall be in addition to any liability that the Issuers may otherwise have under this Agreement.

     The Issuers also agree to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or Exchange Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

          (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless each of the Issuers and each of their directors, each of their officers who signs such Registration Statement and each person who controls the Issuers within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be in addition to any liability that any such Holder may otherwise have under this Agreement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party
     (i) shall not relieve it from liability under subsection (a) or (b) of this
     Section 6 unless and to the extent it did not otherwise learn of such action and such failure results in forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) of this Section 6. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advice of counsel to the indemnified person), (ii) such action includes both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified person) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any concession of, fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) In the event that the indemnity provided in subsection (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a Exchange Security, applicable to the Security that was exchangeable into such Exchange Security, as set forth in the Purchase Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. The relative benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. The relative benefits received by the Initial Purchasers shall be deemed to be equal to the total discounts and commissions as set forth in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Act. The relative benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. If the allocation contemplated by such consideration of the relative benefits received by the Issuers, the Initial Purchasers and any underwriter is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls a Holder within the meaning of either the Section 15 of the Act or Section 20 of the Exchange Act and each director and officer of such Holder shall have the same rights to contribution as such Holder, and each person who controls any Issuer within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, each officer of such Issuer who shall have signed the Registration Statement and each director of such Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this subsection (d).

          (e) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the indemnified persons referred to in this
     Section 6, and shall survive the sale by a Holder of securities covered by a Registration Statement.

     7. Underwritten Registrations.

          (a) If any of the Securities or Exchange Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters, if any, shall be selected by the Majority Holders, subject to the consent of the Issuers (which consent shall not be unreasonably withheld), and the Holders of the Securities or Exchange Securities covered by the Shelf Registration Statement shall be responsible for all underwriting commissions and discounts.

          (b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person's Securities or Exchange Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. Registration Defaults.

          (a) If any of the following events shall occur, then the Issuers shall pay liquidated damages (the "Liquidated Damages") to the Holders of Securities in respect of the Securities as follows:

               (i) if (a) neither (x) the Registered Exchange Offer is completed within 270 Days of the Closing Date, nor (y) if required, the Shelf Registration Statement is declared effective within 120 days after the obligation arises to file such Shelf Registration Statement pursuant to Section 3(a) hereof, then Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum on the principal amount of such Registrable Securities for the first 90 days from and including such specified date and increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period thereafter; provided that Liquidated Damages in the aggregate under this Section 8 may not exceed 1.0% per annum of the principal amount of such Registrable Securities; or

               (ii) notwithstanding that the Issuers have consummated or will consummate a Registered Exchange Offer, if the Issuers are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective on or prior to the 120th day following the date the obligation arises to file such Shelf Registration Statement pursuant to Section 3(a) hereof, then Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum of the principal amount of such Registrable Securities for the first 90 days from and including such specified date and increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period thereafter; provided that Liquidated Damages in the aggregate under this Section 8 may not exceed 1.0% per annum of the principal amount of such Registrable Securities; or

               (iii) subject to the last sentence of Section 4(k)(ii) hereof, if the Shelf Registration Statement required by Section 3(a) hereof has been declared effective but thereafter ceases to be effective at any time at which it is required to be effective under this Agreement and such failure to remain effective exists for more than 60 days in any three-month period or more than 90 days in any twelve-month period during the period for which the Shelf Registration Statement is required, then commencing on the 61st day or 91st day, as applicable, following the date on which such Shelf Registration Statement ceases to be effective, Liquidated Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum of the principal amount of such Registrable Securities for the first 90 days from and including such 61st day or 91st day, as applicable, following the date on which such Shelf Registration Statement ceases to be effective and increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period thereafter; provided that Liquidated Damages in the aggregate under this Section 8 may not exceed 1.0% per annum of the principal amount of such Registrable Securities;

     provided, however, that upon (1) the completion of the Exchange Offer (in the case of paragraph (i) above), (2) the effectiveness of the Shelf Registration Statement (in the case of paragraph (ii) above) and (3) the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of paragraph (iii) above), Liquidated Damages shall cease to accrue.

          (b) Any amounts of Liquidated Damages due pursuant to paragraphs (i),
     (ii) or (iii) of subsection (a) will be payable in cash on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date, commencing with the first such date occurring after any such Liquidated Damages commences to accrue.

          (c) The parties hereto agree that the liquidated damages in the form of Liquidated Damages provided for in this Section 8 constitute a reasonable estimate of and are intended to constitute the sole damages payable under this Agreement that will be suffered by Holders of Securities by reason of the failure of (i) the Registered Exchange Offer to be completed, (ii) the Shelf Registration Statement, if required hereby, to be declared effective, or (iii) the Shelf Registration Statement to remain effective (and the Prospectus contained therein to remain usable), in each case to the extent required by this Agreement.

     9. No Inconsistent Agreements. The Issuers have not entered into, and agree not to enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

     10. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights and obligations of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Article 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Initial Purchasers and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or Exchange Securities, as the case may be, being sold rather than registered under such Registration Statement.

     11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing overnight delivery:

          (a) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar (as such term is defined in the Indenture) under the Indenture;

          (b) if to the Initial Purchasers, initially at the address or addresses set forth in the Purchase Agreement; and

          (c) if to any Issuer, initially at the address set forth in the Purchase Agreement.

     All such notices and communications shall be deemed to have been duly given when received.

     The Initial Purchasers or the Note Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

     12. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. Each Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

     13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and the Exchange Securities, and the indemnified persons referred to in Section 6 hereof. Each Issuer hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     18. Securities Held by any Issuer, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by any Issuer or their Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                            [Signature pages follow.]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement by and among the Issuers and the several Initial Purchasers.

                                             Very truly yours,

                                             GSC Holdings Corp.


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                              GAMESTOP, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              GAMESTOP CORP.


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                              GAMESTOP.COM, INC.


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                               MARKETING CONTROL SERVICES, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                           SUNRISE PUBLICATIONS, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GAMESTOP BRANDS, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GAMESTOP OF TEXAS (GP), LLC


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GAMESTOP (LP), LLC


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GAMESTOP TEXAS LP


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Accepted as of the date hereof

CITIGROUP GLOBAL MARKETS INC.
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
   SMITH INCORPORATED

Acting severally on behalf of themselves and the several Initial Purchasers.

By:  CITIGROUP GLOBAL MARKETS INC.


By:
   -----------------------------
   Name:
   Title:

                                                                      ANNEX A

     Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it shall deliver a Prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a Prospectus, a Broker-Dealer shall not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 90 days after consummation of the Registered Exchange Offer, they shall make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                      ANNEX B

     Each Broker-Dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it shall deliver a Prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                     ANNEX C

                              PLAN OF DISTRIBUTION

     Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a Prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. Each Issuer has agreed that, for a period of 90 days after the consummation of the Registered Exchange Offer, it will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until [ ], 200[ ], all dealers effecting transactions in the Exchange Securities may be required to deliver a Prospectus.

     The Issuers will not receive any proceeds from any sale of Exchange Securities by brokers-dealers. Exchange Securities received by Broker-Dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such Exchange Securities. Any Broker-Dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a Prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

     For a period of 90 days after the consummation of the Registered Exchange Offer, the Issuers will promptly send additional copies of this Prospectus and any amendments or supplements to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

     [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                      ANNEX D

                LANGUAGE TO BE INCLUDED IN LETTER OF TRANSMITTAL

1. PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                               Name:
                                       -----------------------------------
                               Address:
                                       -----------------------------------
                                       -----------------------------------

2. If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Exchange Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Securities. If the undersigned is a Broker-Dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it shall deliver a Prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a Prospectus, the undersigned shall not be deemed to admit that it is an "underwriter" within the meaning of the Act.


                                      D-1